Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Belarus Capital Corp. (the "Company") on Form 10-Q for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Sanford Leavitt, Chief Executive Officer, and Neil Roth, Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sanford Leavitt	/s/ Neil Roth
Sanford Leavitt Chief Executive Officer	Neil Roth Chief Financial Officer

Date: May 14, 2008	Date: May 14, 2008